THE KENWOOD FUNDS

                        THE KENWOOD GROWTH & INCOME FUND


                               SEMI-ANNUAL REPORT


                                OCTOBER 31, 1997

     Shareholder Letter                                         1-2
     Performance Summary                                          3
     Statement of Assets and Liabilities                          4
     Statement of Operations                                      5
     Statement of Changes in Net Assets                           6
     Financial Highlights                                         7
     Schedule of Investments                                      8
     Notes to the Financial Statements                         9-10

This report is authorized for distribution only when preceded or accompanied by a current prospectus.

(THE KENWOOD LOGO)
THE KENWOOD FUNDS

10 S. LaSalle Street, Suite 3610
Chicago, Illinois 60603
TEL 312-368-1666
FAX 312-368-1769

12/15/97


Dear Fellow Shareholders:

The preceding twelve months, particularly the seemingly always perilous month of October, have tested and affirmed the value-oriented, low risk investment strategy employed by The Kenwood Group. We are pleased to report that the Fund's one year return of 30.71% through October 31, 1997 ranked 175 out of 589 mutual fund managers with a growth and income objective as measured by Lipper Analytical Services. The average return of this universe was 28.26%. During this same period the S&P 500 and the S&P 400 Midcap returned 32.1% and 32.7% respectively.

In accordance with the Fund's long-term objectives, our goal is to provide you, our shareholders, with a high total rate of return consisting of capital appreciation and current income while assuming relatively low risks. The portfolio had a dividend yield of 1.63% compared to 1.62% for the S&P 500 and 1.19% for the S&P Midcap Indices. Top performing stocks during the quarter were Adobe Systems, First Brands Corporation and LCI International.

The highly cyclical and over valued issues that dominated the rise in performance of the S&P 500 and S&P 400 Midcap Indices during the third calendar quarter of 1997 (the energy service group rose by 41% during the quarter) were underweighted in The Kenwood Growth & Income Fund. While this adversely affected our relative performance through September, our strategy of investing in companies that are well managed yet under-researched and undervalued, helped to dampen the impact of the brief and sudden market decline during October.

We realize the present market scenario of low inflation, low interest rates and strong earnings expectations, makes the market well poised to climb even higher. However, we will not succumb to complete market euphoria and will maintain a portfolio which is lower in risk and more reasonably valued than the overall market. We are cautious yet fully invested. As long-term equity investors, our goal is to remain fully invested. Typically, a 5% cash position is ideal for liquidity purposes. Yet as shown by the most recent October experience, our conservative profile provides an element of insurance during market declines.

We are happy to report that the recent changes in the tax laws enacted by the Taxpayer Relief Act of 1997 are encouraging to mutual fund investors with a long-term investment philosophy. First of all, there has been a reduction in the capital gains tax. The maximum tax rate on long-term capital gains has been reduced from 28 percent to 20 percent for investments with a minimum holding period of eighteen months versus the previously required shorter holding period of one year. Furthermore, beginning in the year 2001, the maximum rate is again reduced to 18 percent for net capital gains on investments purchased after December 31, 2000 and held or more than five years. Please consult your tax accountant for additional information regarding these issues.

The new legislation greatly benefits the holders of IRA accounts and makes this retirement vehicle considerably more attractive to a larger pool of investors. For regular IRA account holders, the income limits for fully deductible IRA accounts will be increased incrementally over the next ten years until income thresholds are doubled to $50,000 for singles and $80,000 for couples. Also, an individual's eligibility to contribute to a deductible IRA is no longer affected by the spouse's coverage under an employer pension plan providing the couple's adjusted income does not exceed $150,000. Additionally, the new law provides for penalty-free distributions from deductible IRA's and tax-free withdrawals from non-deductible IRA's if certain requirements are met. The benefit to mutual fund holders should be clearly stated.

We are pleased to serve as your Fund manager and appreciate your continued vote of confidence. As we approach a new year we wish you the best and look forward to assisting you in meeting your personal financial goals.

Sincerely,

/s/ Barbara L. Bowles

Barbara L. Bowles, CFA
President


PERFORMANCE SUMMARY

              Kenwood Growth &                         S&P MidCap
Date               Income Fund                          400 Index
4/96                    10,000                             10,000
5/96                    10,330                             10,135
6/96                    10,390                              9,983
7/96                     9,600                              9,307
8/96                     9,850                              9,844
9/96                    10,400                             10,273
10/96                   10,290                             10,303
11/96                   10,890                             10,883
12/96                   10,815                             10,895
1/97                    11,220                             11,304
2/97                    11,372                             11,211
3/97                    11,302                             10,733
4/97                    11,352                             11,013
5/97                    12,335                             11,974
6/97                    12,660                             12,310
7/97                    13,237                             13,529
8/97                    13,308                             13,513
9/97                    13,866                             14,290
10/97                   13,450                             13,668


                   SIX MONTHS ENDED                          AVERAGE ANNUAL
TOTAL RETURN       OCTOBER 31, 1997    ONE YEAR      SINCE INCEPTION 5/1/96
------------       ----------------    --------      ----------------------
The Kenwood Growth
  & Income Fund              18.48%      30.71%                      21.78%
S&P MidCap 400
  Stock Index* <F1>          24.13%      32.67%                      23.10%

*<F1>The Standard & Poor's MidCap 400 Index (S&P MidCap) is a capital-weighted index, representing the aggregate market value of the common equity of 400 stocks chosen by Standard & Poor's with a medium capitalization of approximately $700 million. This chart assumes an initial investment of $10,000 made on May 1, 1996 (commencement of operations). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. Investment return and prinicpal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997
(Unaudited)

ASSETS:
  Investments, at value (cost $1,764,520)                          $1,886,672
  Income receivable                                                     2,153
  Receivable for securities sold                                       14,863
  Prepaid expenses                                                     10,486
  Receivable from Adviser                                              46,737
                                                                  -----------
       Total Assets                                                 1,960,911
                                                                  -----------

LIABILITIES:
  Accrued expenses and other liabilities                               53,574
  Payable for securities purchased                                      4,991
                                                                  -----------
       Total Liabilities                                               58,565
                                                                  -----------

NET ASSETS                                                         $1,902,346
                                                                   ==========

NET ASSETS CONSIST OF:

  Capital stock                                                    $1,611,075
  Undistributed net investment income                                  15,018
  Undistributed accumulated net realized gains
      on investments                                                  154,101
  Unrealized net appreciation on investments                          122,152
                                                                  -----------

       Total Net Assets                                            $1,902,346
                                                                  ===========

  Shares outstanding (unlimited amount of shares authorized)          143,359

  Net asset value and redemption price per share                       $13.27
                                                                       ======

See notes to the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                       Six months           Year
                                                            ended          ended
                                                 October 31, 1997  April 30,1997
                                                 ----------------  -------------
                                                      (Unaudited)
OPERATIONS:
  Net investment income                                   $10,689      $8,370
  Net realized gain on investments                        139,085      17,142
  Change in unrealized appreciation
    on investments                                         98,930      23,222
                                                        ---------    --------
  Net increase in net assets
     resulting from operations                            248,704      48,734
                                                        ---------    --------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                             383,180   1,125,873
  Shares issued to owners in
     reinvestment of dividends                                  0       5,927
  Shares redeemed                                           (140)     (3,774)
                                                        ---------    --------
  Net increase in net assets resulting
     from capital share transactions                      383,040   1,128,026
                                                        ---------    --------

DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net investment income                      0     (4,041)
  Distributions from net capital gains                          0     (2,127)
                                                        ---------    --------
       Total distributions                                      0     (6,168)
                                                        ---------    --------

TOTAL INCREASE
    IN NET ASSETS                                         631,744   1,170,592

NET ASSETS:
  Beginning of period                                   1,270,602     100,010
                                                        ---------    --------

  End of period (including undistributed
     net investment income of $15,018)                 $1,902,346  $1,270,602
                                                       ==========  ==========

See notes to the financial statements.

STATEMENT OF OPERATIONS
(Unaudited)
                                                                   Six months
                                                                        ended
                                                             October 31, 1997
                                                             ----------------
INVESTMENT INCOME:
  Dividend income                                                     $15,356
  Interest income                                                       3,644
                                                                    ---------
                                                                       19,000
                                                                    ---------
EXPENSES:
  Investment advisory fees                                              6,339
  Administration fees                                                  10,083
  Shareholder servicing fees                                           10,580
  Fund accounting fees                                                 11,095
  Distribution fees                                                     2,113
  Custody fees                                                          2,116
  Federal and state registration fees                                   6,495
  Professional fees                                                     9,075
  Reports to shareholders                                               3,018
  Trustees' fees and expenses                                           4,784
  Other                                                                   607
                                                                    ---------

  Total expenses before waiver and reimbursement                       66,305
       Less:  Waiver of expenses and reimbursement
                from Adviser                                         (57,994)
                                                                    ---------

       Net expenses                                                     8,311
                                                                    ---------

NET INVESTMENT INCOME                                                  10,689
                                                                    ---------

REALIZED AND UNREALIZED GAINS:
  Net realized gain on investments                                    139,085
  Change in unrealized appreciation
      on investments                                                   98,930
                                                                    ---------
       Net gain on investments                                        238,015
                                                                    ---------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                          $248,704
                                                                    =========
See notes to the financial statements.

FINANCIAL HIGHLIGHTS
                                                       Six months           Year
                                                            ended          ended
                                                 October 31, 1997 April 30, 1997
                                                 ---------------- --------------
                                                      (Unaudited)
PER SHARE DATA:
Net asset value, beginning of period                       $11.20      $10.00

Income from investment operations:
  Net investment income                                      0.07        0.14
  Net realized and unrealized gains
    on securities                                            2.00        1.21
                                                         --------     -------

  Total from investment operations                           2.07        1.35
                                                         --------     -------

Less distributions:
  Dividends from net investment income                       0.00      (0.10)
  Distributions from capital gains                           0.00      (0.05)
                                                         --------     -------
  Total distributions                                        0.00      (0.15)
                                                         --------     -------

  Net asset value, end of period                           $13.27      $11.20
                                                         ========     =======

  Total return (1)<F2>                                     18.48%      13.52%

Supplemental data and ratios:
  Net assets, end of period                            $1,902,346  $1,270,602
  Ratio of net expenses to average net assets (2)<F3>       0.98%       0.92%
  Ratio of net investment income
     to average net assets (2)<F3>                          1.26%       1.85%
  Portfolio turnover rate (1)<F2>                          41.65%      31.21%
  Average commission rate paid                            $0.0604     $0.0600

(1)<F2>Not annualized for the period ended October 31, 1997.
(2)<F3>Annualized. Without expense reimbursements of $57,994 for the period, the ratio of expenses to average net assets would have been 7.84% and the ratio of net investment income to average net assets would have been (5.60)%.

     See notes to the financial statements.

SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997
(UNAUDITED)

Number of                                                              Market
Shares                                                                  Value
----------                                                            -------
            COMMON STOCKS   97.2%
            AUTOS & TRANSPORTATION 6.3%
       145  AMR Corporation *<F4>                                     $16,883
       410  Federal Express Corporation *<F4>                          27,367
     1,310  Illinois Central Corporation                               46,669
       945  Kansas City Southern Industries, Inc.                      28,823
                                                                    ---------
                                                                      119,742
                                                                    ---------
            BANKING 2.8%
     1,000  Colonial BancGroup, Inc.                                   29,687
     1,300  Sovereign Bancorp, Inc.                                    23,075
                                                                    ---------
                                                                       52,762
                                                                    ---------
            COMPUTERS 1.9%
       500  Computer Sciences Corporation *<F4>                        35,469
                                                                    ---------
            COSMETICS & SOAP 3.0%
     3,435  Dial Corporation                                           57,966
                                                                    ---------
            CONSUMER DISCRETIONARY 6.0%
       605  American Greetings Corporation - Class A                   20,986
       300  First Brands Corporation                                    7,650
       550  Mattel, Inc.                                               21,381
     1,650  The Limited, Inc.                                          38,878
     1,020  Tupperware Corporation                                     25,563
                                                                    ---------
                                                                      114,458
                                                                    ---------
            CONSUMER STAPLE 2.7%
       525  CPC International, Inc.                                    51,975
                                                                    ---------
            ELECTRONIC EQUIPMENT 4.0%
       500  Avnet, Inc.                                                31,469
     3,966  CommScope, Inc. *<F4>                                      43,626
                                                                    ---------
                                                                       75,095
                                                                    ---------
            FINANCIAL SERVICES 10.0%
       700  Beneficial Corporation                                     53,681
       200  First Chicago NBD Corporation                              14,550
       670  First Commerce Corporation                                 43,047
     1,050  The PMI Group, Inc.                                        63,459
       200  St. Paul Companies, Inc.                                   15,988
                                                                    ---------
                                                                      190,725
                                                                    ---------
            FOOD & BEVERAGES 2.5%
     1,000  Quaker Oats Company                                        47,875
                                                                    ---------

            FUNERAL SERVICES 2.5%
     1,900  The Loewen Group, Inc.                                     47,025
                                                                    ---------

            HEALTHCARE 8.5%
       205  Baxter International, Inc.                                  9,481
     1,088  Foundation Health Corporation *<F4>                        31,280
     1,700  Maillinckrodt, Inc.                                        63,750
     2,261  MedPartners, Inc. *<F4>                                    57,514
                                                                    ---------
                                                                      162,025
                                                                    ---------
            INTEGRATED OILS 7.2%
     1,070  Occidental Petroleum Corporation                           29,826
     1,570  Ultramar Diamond Shamrock Corporation                      48,474
     1,400  Unocal Corporation                                         57,750
                                                                    ---------
                                                                      136,050
                                                                    ---------
            LEISURE & ENTERTAINMENT 5.8%
     1,650  Callaway Golf Company                                      53,213
     2,000  Hasbro, Inc.                                               58,000
                                                                    ---------
                                                                      111,213
                                                                    ---------

            MATERIALS & PROCESSING 8.0%
       310  Ball Corporation                                           10,850
     1,350  Fluor Corporation                                          55,519
     1,050  Nalco Chemical Company                                     42,000
     1,800  Rubbermaid, Inc.                                           43,313
                                                                    ---------
                                                                      151,682
                                                                    ---------

            PRINTING 2.6%
     2,200  John H. Harland Company                                    49,363
                                                                    ---------

            RETAIL 1.8%
     2,600  Kmart Corporation *<F4>                                    34,288
                                                                    ---------
            SECURITY SERVICES 3.0%
     1,600  Pittston Brink's Group                                     57,800
                                                                    ---------
            SOFTWARE 0.0%
         4  Siebel Systems, Inc. *<F4>                                    170
                                                                    ---------
            TECHNOLOGY 7.0%
     1,265  Adobe Systems, Inc.                                        60,404
     1,960  DSC Communications Corporation *<F4>                       47,775
     3,005  Novell, Inc. *<F4>                                         25,355
                                                                    ---------
                                                                      133,534
                                                                    ---------
            TELECOMMUNICATIONS 2.5%
     3,500  NextLevel Systems, Inc. *<F4>                              47,250
                                                                    ---------
            UTILITIES 9.1%
     1,085  Century Telephone Enterprises                              46,044
     2,300  Entergy Corporation                                        56,206
       800  LCI International, Inc. *<F4>                              20,700
     1,710  WPL Holdings, Inc.                                         49,911
                                                                    ---------
                                                                      172,861
                                                                    ---------

            Total Common Stocks (Cost $1,727,176)                   1,849,328
                                                                    ---------
Principal
Amount
----------
SHORT-TERM INVESTMENTS 2.0%

            VARIABLE RATE DEMAND NOTES 2.0%
    $1,218  American Family Financial Services, Inc.                    1,218
     2,090  Johnson Controls, Inc.                                      2,090
    34,036  Wisconsin Electric Power Company                           34,036
                                                                    ---------
            Total Short-Term Investments (Cost $37,344)                37,344
                                                                    ---------
            Total Investments (Cost $1,764,520) 99.2%               1,886,672
                                                                    ---------
            Other Assets, less Liabilities 0.8%                        15,674
                                                                    ---------
            TOTAL NET ASSETS 100.0%                                $1,902,346
                                                                  ===========

*<F4>non-income producing

NOTES TO THE FINANCIAL STATEMENTS
(Unaudited)

1).  ORGANIZATION

     The Kenwood Growth & Income Fund (the "Fund") is a mutual fund created by The Kenwood Funds (the "Trust") which was organized as a business trust under the laws of Delaware on January 9, 1996. The Fund is the sole series issued by the Trust, which is an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act"), as amended. The Fund issued and sold 10,001 shares of its capital stock at $10 per share on April 11, 1996. The Fund commenced operations on May 1, 1996. The objective of the Fund is capital appreciation and current income.

2).  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

a). Investment Valuation - Securities which are traded on a securities exchange (including options on indexes so traded) or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale price available, at the last current bid quotation. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Debt securities maturing in 60 days or less are normally valued at amortized cost. Debt securities having maturities over 60 days or for which amortized cost is not deemed to reflect fair value, may be priced by independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Other securities, including restricted securities, and other assets are valued at fair value as determined in good faith by the Board of Trustees.

b). Federal Income Taxes - No provision for federal income taxes or excise taxes has been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareowners and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

c). Expenses - The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration and certain shareowner service fees.

d). Distributions to Shareowners - Dividends from net investment income are declared and paid at least annually. Distributions of net realized capital gains, if any, will be declared at least annually.

e). Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f). Other - Investment and shareowner transactions are accounted for no later than the first business day after trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3).  CAPITAL SHARE TRANSACTIONS
     Transactions in shares of the Fund were as follows:

                            Six months ended                 Year ended
                            October 31, 1997               April 30, 1997
                           ------------------             -----------------
                             Amount    Shares              Amount    Shares
                           --------    ------             -------   -------
Shares sold                $383,180    29,887          $1,125,873   103,258
Shares issued to owners in
  reinvestment of dividends       0         0               5,927       555
                           --------   -------           ---------   -------
                            383,180    29,887           1,131,800   103,813

Shares redeemed               (140)      (10)             (3,774)     (332)
                           --------   -------           ---------   -------
  Net increase             $383,040    29,877          $1,128,026   103,481
                           ========   =======           =========   =======

4).  INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of equity securities, excluding short-term investments, for the Fund for the six months ended October 31, 1997, were as follows:

                                    Purchases          Sales
                                    ---------       --------
U. S. Government                           --             --
Other                              $1,239,658       $631,757

     At October 31, 1997, gross unrealized appreciation and depreciation of investments for federal income tax purposes was as follows:

Appreciation                         $207,180
(Depreciation)                         85,861
                                     --------
Net unrealized appreciation
  on investments                     $121,319
                                     ========

     At October 31, 1997, the cost of investments for federal income tax purposes was $1,765,353.

5).  INVESTMENT ADVISORY AND OTHER AGREEMENTS

     The Trust has entered into an investment advisory agreement with The Kenwood Group, Inc. (the "Adviser"). Pursuant to its Advisory Agreement with the Fund, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.75% on the first $500 million of average net assets, 0.70% on the next $500 million of average daily net assets, and 0.65% on
the average daily net assets over $1 billion.   The Adviser waived the
management fee for the Fund's first fiscal year. The Adviser has also reimbursed certain other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities and extraordinary items) exceeded the annual rate of 1.00% of the average net assets of the Fund, computed on a daily basis. The total amount of fees waived and reimbursed by the Adviser for the six months ended October 31, 1997 was $57,994.

     The Trust has entered into a distribution agreement with AmeriPrime Financial Securities, Inc. (the "Distributor"). Pursuant to the Distribution Plan adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund is authorized to expend up to 0.25% annually of the Fund's average daily net assets to pay distribution fees and to cover certain expenses incurred in connection with the distribution of the Fund's shares. Rule 12b-1 permits an investment company to finance, directly or indirectly, any activity which is primarily intended to result in the sale of its shares only if it does so in accordance with the provisions of the Rule. The Fund accrued $2,113 for the six months ended October 31, 1997, pursuant to the Plan.

6).  RELATED PARTIES

     Officers and Trustees of the Trust held 17,238 shares or 12.0% of the outstanding shares of the Fund as of October 31, 1997.